Exhibit 1
                            CSW COMMUNICATIONS, INC.
                                  BALANCE SHEET
                               SEPTEMBER 30, 1996
ASSETS

    Fiber Optic Equipment                                          $17,771,272

    General Equipment                                                  960,854

    Intangibles                                                        153,870

    Less: Accumulated Depreciation and Amortization                   (280,463)
                                                               ----------------

       Total Plant and Equipment                                    18,605,533

    Accounts Receivable                                                632,567

    Other Assets                                                           --

    Income Tax Benefit Receivable                                      877,117
                                                               ----------------

                                                                   $20,115,217
                                                               ================

CAPITALIZATION AND LIABILITIES

    Common Stock                                                   $     1,000

    Retained Earnings                                               (3,667,570)
                                                               ----------------

       Total Capitalization                                         (3,666,570)
                                                               ----------------

    Advances from Affiliates                                        22,077,195

    Accounts Payable                                                   174,290

    Deferred Income Taxes                                              773,767

    Customer Deposits                                                  563,304

    Accrued Interest                                                   103,861

    Other Current Liabilities                                           89,369
                                                               ----------------

                                                                   $20,115,217
                                                               ================